Net interest income	12 Months Ended
Dec. 31, 2018
Net interest income
Net interest income

The notes included in this section focus on the results and performance of the Barclays Group. Information on the income generated, expenditure incurred, segmental performance, tax, earnings per share and dividends are included here. For further detail on performance, see income statement commentary within Financial review (unaudited) on page 00.

3 Net interest income

Accounting for interest income and expenses

Interest income on loans and advances at amortised cost, and interest expense on financial liabilities held at amortised cost, are calculated using the effective interest method which allocates interest, and direct and incremental fees and costs, over the expected lives of the assets and liabilities.

The effective interest method requires the Barclays Group to estimate future cash flows, in some cases based on its experience of customers’ behaviour, considering all contractual terms of the financial instrument, as well as the expected lives of the assets and liabilities.

Barclays Group incurs certain costs to originate credit card balances with the most significant being co-brand partner fees. To the extent these costs are attributed to customers that continuously carry an outstanding balance (revolvers), they are capitalised and subsequently included within the calculation of the effective interest rate. They are amortised to interest income over the period of expected repayment of the originated balance. Costs attributed to customers that settle their outstanding balances each period (transactors) are deferred on the balance sheet as a cost of obtaining a contract and amortised to fee and commission expense over the life of the customer relationship (refer to Note 4). There are no other individual estimates involved in the calculation of effective interest rates that are material to the results or financial position.

Notes to the financial statements

Performance/return

Notes to the financial statements

Performance/return

	2018	2017	2016
	£m	£m	£m
Cash and balances at central banks	1,123	583	186
Loans and advances at amortised cost	12,073	12,069	13,558
Financial investments	-	754	740
Fair value through other comprehensive income	1,029	-	-
Other	316	225	57
Interest income	14,541	13,631	14,541
Deposits at amortised cost	(2,250)	(1,493)	(1,779)
Debt securities in issue	(1,677)	(915)	(990)
Subordinated liabilities	(1,223)	(1,223)	(1,104)
Other	(329)	(155)	(131)
Interest expense	(5,479)	(3,786)	(4,004)
Net interest income	9,062	9,845	10,537

Interest income presented above represents interest revenue calculated using the effective interest method.

Costs to originate credit card balances of £596m (2017: £497m; 2016: £480m) have been amortised to interest income during the year.

Interest income includes £53m (2017: £48m; 2016: £75m) accrued on impaired loans.

Included in net interest income is hedge ineffectiveness as detailed in Note 14 amounting to £5m loss (2017: £43m loss; 2016: £71m gain).